SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Old Westbury Funds, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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OLD WESTBURY FUNDS, INC.

3435 Stelzer Road

Columbus, Ohio 43219

Old Westbury Global Small Cap Fund

(the “Fund”)

December 16, 2005

Dear Shareholder,

On behalf of the Board of Directors of Old Westbury Funds, Inc. (the “Corporation”), I cordially invite you to attend a Special Meeting of Shareholders of the Corporation, with respect to the above series of the Corporation, to be held at 11:00 a.m. (Eastern time) on December 28, 2005, at the offices of Bessemer Investment Management LLC located at 630 Fifth Avenue, New York, New York 10111. The purpose of the Special Meeting is to approve a new investment sub-advisory agreement for an additional investment sub-adviser to the Fund, as more fully set forth in the formal notice of the Meeting following this letter.

Included with this letter are a Notice of Special Meeting of Shareholders, a Proxy Statement and a Proxy Ballot. Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Shareholders’ Meeting, we would appreciate your promptly voting, signing and returning the enclosed Proxy Ballot in the postage-paid envelope provided.

We thank you for your time and for your investment in the Corporation.

Sincerely,

Marc Stern
President
Old Westbury Funds, Inc.

OLD WESTBURY FUNDS, INC.

Old Westbury Global Small Cap Fund

(the “Fund”)

December 16, 2005

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of the Fund, a series of Old Westbury Funds, Inc. (the “Corporation”), a Maryland corporation, will be held at the Corporation’s offices, located at 630 Fifth Avenue, New York, New York 10111, on December 28, 2005 at 11:00 a.m. (Eastern time) for the following purposes:

1.	To approve a new investment sub-advisory advisory agreement among the Corporation, on behalf of the Fund, Bessemer Investment Management LLC (“BIM”) and Champlain Investment Partners, LLC; and

2.	To transact such other business as may properly come before the Meeting, or any adjournments thereof in the discretion of the proxies or their substitutes. As of the date of the Proxy Statement, the Board knew of no matter that needed to be acted on at the Special Meeting other than the above proposal.

Shareholders of record at the close of business on December 1, 2005 are entitled to notice of, and to vote at, the Meeting. Whether or not you expect to attend the meeting, please complete and return the enclosed proxy ballot as soon as possible.

By Order of the Board of Directors,

Curtis Barnes
Secretary

December 16, 2005

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE VOTE BY SIGNING AND DATING THE ENCLOSED PROXY BALLOT AND RETURNING IT IN THE ENCLOSED ENVELOPE. PLEASE VOTE NOW TO AVOID THE COST OF ADDITIONAL SOLICITATIONS.

PROXY STATEMENT

December 16, 2005

OLD WESTBURY FUNDS, INC.

Old Westbury Global Small Cap Fund

(the “Fund”)

3435 STELZER ROAD

COLUMBUS, OHIO 43219

1-800-607-2200

OVERVIEW

WHAT IS THIS DOCUMENT AND WHY DID WE SEND IT TO YOU?

This document is a proxy statement (the “Proxy Statement”) that is being furnished to you regarding the solicitation of proxies by the Board of Directors (the “Board”) of Old Westbury Funds, Inc. (the “Corporation”) in connection with a special meeting of shareholders of the Corporation owning shares of the Fund. The Proxy Statement contains the information that such shareholders should consider before voting on the proposal before them, and should be retained for future reference. More specifically, shareholders are being asked to approve a new investment sub-advisory agreement with Champlain Investment Partners, LLC to allow Champlain to act as an additional investment sub-adviser to the Fund.

It is expected that this Proxy Statement will be mailed to shareholders on or about December 16, 2005.

WHO IS ASKING FOR MY VOTE?

The Board is sending this Proxy Statement and the enclosed Proxy Ballot to you and all other shareholders of the Corporation owning shares of the Fund. The Board is soliciting your vote relating to the special meeting of shareholders of the Corporation owning shares of the Fund currently contemplated to be held on December 28, 2005 (the “Special Meeting”).

WHO IS ELIGIBLE TO VOTE?

The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Proxy Ballot on or about December 16, 2005 to shareholders of record who are eligible to vote. Shareholders owning shares of the Fund, as of the close of business on December 1, 2005 (“Record Date”) are eligible to vote. Each share is entitled to one vote.

The Fund had [            ] shares issued and outstanding as of the Record Date.

To the best of the Corporation’s knowledge, as of the Record Date, the Directors and officers of the Corporation as a group owned less than 1% of the outstanding shares of the Fund. See “Substantial Shareholders” for information regarding accounts having more than 5% of the Fund’s outstanding shares as of the Record Date.

HOW DO I VOTE?

Shareholders can vote by promptly completing, signing and returning the enclosed Proxy Ballot in the enclosed envelope or by attending the meeting in person and voting. Joint owners should each sign the Proxy Ballot. In addition to solicitation by mail, certain officers and representatives of the Corporation, officers and employees of Bessemer Investment Management LLC (“BIM”), the Fund’s investment advisor, or its affiliates, or BISYS Fund Services Ohio, Inc. (“BISYS”), the Fund’s administrator, and their respective agents, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, facsimile, or oral communication. Shareholders of the Fund whose shares are held by nominees, such as brokers, can arrange to vote their proxies by contacting their respective nominees.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

The Special Meeting will be held at 630 Fifth Avenue, New York, New York on December 28, 2005 at 11:00 a.m., Eastern Time, and if the Special Meeting is adjourned or postponed, any adjournment or postponement of the Special Meeting will be held at the same location. If you expect to attend the Special Meeting in person, please call BISYS toll-free at 1-800-607-2200.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

After careful consideration, the Board members of your Fund recommend that you vote FOR the proposal.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE CORPORATION AND THE FUND?

Additional information about the Corporation and the Fund is available in:

•	the Prospectus for the Corporation dated March 16, 2005;

•	the Statement of Additional Information (“SAI”) dated March 16, 2005, for the Corporation; and

•	The Corporation’s Annual Report to shareholders, which contains audited financial statements for the most recent fiscal year October 31, 2004.

•	The Corporation’s Semi-Annual Report to shareholders dated April 30, 2005.

All of these documents are on file with the Securities and Exchange Commission (the “SEC”). You may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C.

By Phone:	1-800-SEC-0330

By Mail:	Public Reference Section
Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549
(duplicating fee required)

By Email:	publicinfo@sec.gov

By Internet:	www.sec.gov

Copies of all of these documents also are available upon request without charge by contacting:

Old Westbury Funds, Inc.

3435 Stelzer Road

Columbus, OH 43219

1-800-607-2200

PROPOSAL FOR SHAREHOLDER APPROVAL

PROPOSAL –	APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT AMONG THE CORPORATION, BIM AND CHAMPLAIN INVESTMENT PARTNERS, LLC

The Board is soliciting votes of the Fund’s shareholders in connection with a proposal to add an additional investment sub-adviser to the Fund and, in that regard, to approve a proposed new investment sub-advisory agreement with that new sub-adviser. On November 2, 2005, the Board, at an in person meeting, met with the proposed sub-adviser, Champlain Investment Partners, LLC (“Champlain”), and on November 28, 2005, the Board, also at an in person meeting, approved an investment sub-advisory agreement (the “New Agreement”)

among the Corporation, BIM and Champlain on behalf of the Fund, subject to approval by shareholders. The New Agreement would add an additional sub-adviser for the Fund and will not replace the Fund’s current sub-advisory relationship or agreement with Dimensional Fund Advisors, Inc. (“Dimensional”). However, the addition of a new sub-adviser and approval of the New Agreement will not result in an increase in the Fund’s investment advisory fee. The terms and conditions of the New Agreement are substantially the same as those of the current agreement with Dimensional. The New Agreement was approved by the full Board, including a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Corporation or BIM (“Independent Directors”), and recommended by the Board for approval by the shareholders of the Fund. The Form of the New Agreement is attached to this Proxy Statement as Appendix A.

At the November 2, 2005 and the November 28, 2005 meetings of the Board, BIM presented a recommendation to add a second sub-adviser to manage the Fund. In making this recommendation, BIM noted that the Fund has continued to experience significant asset growth, with current assets in excess of $500 million, and that the addition of a second investment sub-adviser with a complementary management style to that of Dimensional would be in the best interests of the Fund and its shareholders.

Information About Champlain and its Affiliates

Champlain is an employee owned investment management firm that began its operations in 2004. It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is headquartered in Burlington, Vermont. Champlain has nine investment professionals and approximately $[206] million in assets under management. Approximately sixty percent of Champlain’s equity is owned by its founding partners. Champlain primarily focuses on small-cap and mid-cap investment strategies. Champlain utilizes a disciplined investment process of fundamental company research to identify an issuer’s growth potential. It focuses on buying the shares of a good business with credible and sincere management at a discount to fair or intrinsic value.

Champlain has its principal office at 346 Shelburne Road, Burlington, Vermont 05401 The following table identifies the principal officers and owners of Champlain.

Name	Position/Interest	Address	Principal Occupation
Rosemont Partners I, LP	Owner ([ ]% ownership of Champlain)	[ ]	N/A

CIP Management Company, LLC	Owner ([ ]% ownership of Champlain)	[ ]	N/A

Scott T. Brayman	Managing Partner and Chief Investment Officer	346 Shelburne Road Burlington, VT 05401	Managing Partner and Chief Investment Officer

Judith W. O’Connell	Managing Partner and Chief Operating Officer	346 Shelburne Road Burlington, VT 05401	Managing Partner and Chief Operating Officer

David Silvera	Management Committee	346 Shelburne Road Burlington, VT 05401	[ ]

As shown in the chart below, and as was reported to the Directors on November 2, 2005 and November 28, 2005, Champlain serves as an investment adviser to another registered investment company with similar investment objectives as the Fund.

Fund	Approximate Assets Managed	Relationship	Annual Fee
Champlain Small Company Fund	$15 million	Investment Adviser	0.90% of average daily net assets of Champlain Small Company Fund

Description of the New Agreement

Under the investment advisory agreement for the Fund, BIM is entitled to receive an annual investment advisory fee at the rate of 0.85% of the average daily net assets of the Fund. From the investment advisory fees it receives, BIM pays the Fund’s current investment sub-adviser, Dimensional, and will pay Champlain if the New Agreement is approved by shareholders and Champlain is added as an additional investment sub-adviser to the Fund. Under the investment advisory agreement, BIM is responsible for directly managing the assets of the Fund or allocating the Fund’s assets to and among any investment sub-advisers to the Fund.

Under the New Agreement, Champlain is entitled to receive from BIM an annual investment sub-advisory fee at the following rate, based on that portion of the average daily net assets of the Fund managed by it:

0.80% on all assets up to and including $50 million;

0.75% on all assets after the initial time assets exceed $50 million, up to and including $100 million; and

0.57% on all assets after the initial time assets exceed $100 million.

Although, if this proposal is approved, BIM would pay sub-advisory fees to Champlain for the portion of the Fund’s assets that Champlain manages, the fee that the Fund pays to BIM for advisory services will remain the same. Consequently, there will not be any impact on the Fund’s advisory or total operating expenses if the New Agreement is approved.

The New Agreement is substantially the same as the current investment sub-advisory agreement with Dimensional. Under the New Agreement, Champlain will agree to: (i) manage the investment and reinvestment of the securities and other assets of the Fund or a designated portion of the assets of the Fund (“Segment”), including but not limited to providing research, advice and supervision for the Fund or Segment and placing orders for the purchase and sale of securities; (ii) provide such information as may be required for the Fund or BIM to comply with their respective obligations under applicable laws; (iii) keep the Board of Directors informed of important developments affecting the Fund and Champlain; (iv) provide assistance and recommendations for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund’s Board of Directors; (v) maintain all accounts, books and records with respect to the Fund or Segment as are required; (v) furnish the Fund and BIM with such periodic and special reports as the Fund or BIM may reasonably request.

If approved by shareholders, the New Agreement will continue in effect with respect to the Fund for two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Board, including a majority of the Independent Directors, or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules thereunder) of the Funds.

Board Approval of the New Agreement

In evaluating the New Agreement, the Board considered information requested by it and furnished by BIM and Champlain, including: (i) information about Champlain’s personnel, operations and management; (ii) comparative data as to the proposed sub-advisory fee; (iii) representations by Champlain as to the scope and quality of the sub-advisory services to be provided to the Fund; and (iv) information concerning investment capabilities, financial resources, current assets under management and performance of other similarly managed accounts. The Board also noted that the Fund’s advisory fee and total operating expenses would not be impacted adversely by the addition of Champlain as a sub-adviser.

At a meeting of the Board held on November 2, 2005, the Board met with representatives of Champlain to discuss, among other matters, the services that Champlain would provide to the Fund if the New Agreement were approved. At a Board meeting held on November 28, 2005, the Board reviewed comparative fee data relating to the sub-advisory fee, discussed the proposed allocation of assets to Champlain and other matters with representatives of BIM, and thereupon approved the New Agreement for the Fund and recommended the New Agreement to shareholders for their approval. As noted above, the terms and conditions of the New Agreement are substantially the same as those contained in the current investment sub-advisory agreement with Dimensional.

In determining whether to approve the New Agreement, the Board considered the following information:

1) The nature, extent and quality of services to be provided by Champlain.

The Board evaluated the proposed scope and quality of services to be provided by Champlain, including the qualifications and capabilities of the portfolio manager and other personnel responsible for providing services to the Fund. The Directors based their considerations on their direct interaction with Champlain at the November 2, 2005 meeting, and in consultation with Fund Counsel and Counsel for the Independent Directors.

The Board reviewed Champlain’s experience and investment approach, including it’s emphasis on fundamental research. The Board reviewed Champlain’s investment processes, philosophies, goals, and strategies. In particular, the Board noted Champlain’s strengths regarding the small-cap asset class. The Board also addressed the qualifications, experience and responsibilities of individual members of Champlain’s investment management team. The Board discussed Champlain’s responsibility to ensure that the assets it manages are managed in compliance with the Fund’s investment policies and restrictions and the requirements of the 1940 Act and related securities regulations, and weighed the benefits of engaging Champlain to provide these services to the Fund. Moreover, the Directors noted that Champlain would provide at its own cost all necessary investment and management facilities, and would provide for the compensation of its personnel.

With respect to the New Agreement, the Directors acknowledged that the terms of the New Agreement were substantially the same as those of the Fund’s current sub-advisory agreement with Dimensional. They discussed the fact that a provision of the advisory agreement between the Corporation and BIM authorizes BIM, with the Board’s consent (and subject to the further approval of shareholders of the Fund), to engage a sub-adviser such as Champlain to assist BIM in carrying out its obligations. The Board noted that under the advisory agreement, BIM retains primary responsibility for the Fund’s management, including the allocation of assets to and among investment sub-advisers.

Based on these factors, as well as those discussed below, the Board concluded that the nature and extent of the services to be provided under the New Agreement was fair and reasonable in relation to the sub-advisory fees contemplated thereunder.

2) The performance of the Fund and Champlain.

The Directors reviewed the performance of the Fund since its inception and noted that the Fund had achieved good absolute and relative performance during its first few months of operations.

The Directors then reviewed Champlain’s performance in managing its other accounts, both on an absolute basis and as compared to a comparative universe of small-cap core funds as determined by Lipper Analytical, Inc. In this regard, the Directors noted Champlain had achieved good performance over the 1, 3, 5 and 7 year periods. The Directors also reviewed Champlain’s 3 and 5 year rolling returns as compared to those of the Russell 2000 Index and noted Champlain’s good relative performance against the Russell 2000 Index. In reviewing this performance, the Directors took into account that Champlain was a relatively new firm and that some of this performance was achieved while the investment personnel of Champlain were engaged with another firm.

3) The cost of the advisory services and the profits to Champlain and its affiliates from the relationship with the Fund.

There were a number of factors considered by the Board in evaluating Champlain’s sub-advisory fees. The Board reviewed and assessed information concerning the advisory fees and total expense ratio of the Champlain Small Company Fund as well as indicating that the fees and expenses of Fund are within the Lipper Small Cap Core Funds universe. In this regard, the Directors noted that the proposed fees under the New Agreement were below the fees charged by Champlain with respect to its Champlain Small Company Fund and were generally in line with the average fees of Funds within the Lipper Small Cap Core Funds universe. The Board also considered the fees that Champlain receives on directly managed accounts. In this regard, the Directors noted that the proposed fees under the New Agreement were below the fees Champlain received on its directly managed accounts. In considering the proposed fees under the New Agreement, the Directors also took into account the differences in the services provided to each type of account, as well as other relevant differences, including average account size, turnover and other relevant matters.

After reviewing all these matters, the Board concluded that the proposed sub-advisory fee was fair and reasonable. The Board also considered the fact that the total fees paid by Fund shareholders would not change as a result of the engagement of Champlain as sub-adviser to the Fund. With respect to the estimated profitability of the sub-advisory relationship to Champlain, the Board determined that any estimate of prospective profitability at this time would be unduly speculative and concluded that they would consider such profitability in the future upon renewal of the New Agreement.

4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to consideration relating to economics of scale, the Directors considered that the proposed fee under the New Agreement contained breakpoints at $50 million and $100 million of assets managed by Champlain. The Directors determined to review these breakpoint levels in the future, in conjunction with its review of the estimated profitability of the sub-advisory relationship to Champlain, to determine if such breakpoint levels continued to fairly reflect economics of scale experienced by Champlain in managing the Fund.

5) Ancillary Benefits and Other factors.

In addition to the above factors, the Directors also discussed other benefits of engaging Champlain as sub-adviser to the Fund, including that Champlain’s investment style is complementary with that of Dimensional and the absence of significant overlap in the investment holdings of each adviser. The Board considered that the Fund was used as an asset allocation vehicle for clients of Bessemer and its affiliated banks and trust companies, and that BIM expected the Fund to continue to experience growth.

Based on a consideration of all these factors in their totality, and in light of the conclusions reached by the Directors regarding these factors as described above, the Directors determined that Champlain’s investment sub-advisory fee for the Fund was fair and reasonable with respect to the nature of services that Champlain would provide, and in light of the other factors that the Directors deemed relevant. The Directors based their decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling. As noted above, the Board was also assisted by the advice of counsel in making this determination.

The Fund’s shareholders are being asked to approve the New Agreement.

Approval of Proposal 1 requires the affirmative vote of the holders of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS APPROVE AND VOTE “FOR” PROPOSAL 1. Unmarked proxies will be so voted.

GENERAL INFORMATION

WHO IS THE ADVISER?

BIM, whose principal office is located at 630 Fifth Avenue, New York, New York, is a Delaware limited liability company that serves as the investment adviser to the Corporation and the Fund. BIM, which is a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), is registered with the SEC as an investment adviser under the Advisers Act.

BIM is responsible for developing the investment policies and guidelines for the Corporation. BIM assumed primary investment advisory responsibilities for the Corporation on May 2, 2001. Prior to that time, Bessemer, a wholly-owned subsidiary of The Bessemer Group, Incorporated (“BGI”), served as the investment adviser to the Corporation. BIM was created to assume the advisory and research responsibilities of Bessemer as mandated by the Gramm-Leach-Bliley Act. To accomplish this, the advisory and research activities and personnel of Bessemer were transferred to BIM. Accordingly, BIM, through the former personnel of Bessemer, has substantial experience managing mutual funds. As one of the oldest “family offices” in the United States, BGI directly, and indirectly through its various subsidiaries, has provided investment management services to diversified portfolios of U.S. and non-U.S. securities and comprehensive financial and fiduciary services to high net worth individuals and multigenerational family groups since 1907. As of November 30, 2005, BIM and its affiliates provided investment management and other related services for approximately $[42] billion in assets.

WHO ARE THE FUNDS’ PRINCIPAL UNDERWRITER AND ADMINISTRATOR?

The Fund’s principal underwriter is BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, 630 Fifth Avenue, New York, New York 10111. BISYS Fund Services Ohio, Inc., an affiliate of BISYS, serves as the Fund’s Administrator.

WHO IS THE FUNDS’ CUSTODIAN?

Bessemer Trust Company, a New Jersey trust company, an affiliate of BIM, located at 100 Woodbridge Center, Woodbridge, New Jersey 07095, is the Fund’s custodian. Pursuant to its agreement with the Fund, it is responsible for maintaining the books and records of the Fund’s securities and cash and maintaining the Fund’s portfolio transaction records.

WHAT HAPPENS TO MY PROXY ONCE I SUBMIT IT?

The Board has named Judson La Londe and Deborah Ferris as proxies. If you properly complete your Proxy Ballot, the proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the Proposal, the proxies will vote on the Proposal as recommended by the Board.

WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

If any other matter is properly presented at the Special Meeting, your proxies will vote in accordance with their best judgment. As of the date of the Proxy Statement, the Board knew of no matter that needed to be acted on at the Special Meeting other than the Proposal.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

WHAT ARE THE VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

December 1, 2005 has been set as the Record Date. Shareholders of the Fund at the close of business on the Record Date will be entitled to be present or to give voting instructions at the Special Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. One-third of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy must be present to constitute a quorum. Each share of the Fund outstanding on the Record Date is entitled to one vote.

If a quorum is not present at the Special Meeting, or if a quorum is present, but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the Proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to the proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment for those proxies which they are entitled to vote in favor of any proposal that has not been adopted, will vote against any adjournments for those proxies required to be voted against any proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such proposal.

If a shareholder abstains from voting on a proposal or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a proposal, then the shares represented by such abstention or non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes are disregarded in determining the “votes cast” on an issue. For this reason, abstentions and broker non-votes will assist a Fund in obtaining a quorum but both have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of a proposal.

As stated above, in addition to the solicitation of proxies by mail or expedited delivery service, BIM or BISYS and their employees and agents and affiliates, who will not be paid for their soliciting activities, may solicit proxies by telephone or other means. Upon request, BIM will reimburse persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals.

CAN I REVOKE MY PROXY AFTER I SUBMIT IT?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Corporation a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling and superseding any proxy previously given. The persons named as proxies will vote as directed by the shareholder, but in the absence of voting instructions on any proxy that is signed and returned, they will vote “FOR” the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

WHO PAYS FOR THIS PROXY SOLICITATION?

The expenses of the Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses, will be borne by the Corporation.

CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?

The Corporation is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

SUBSTANTIAL SHAREHOLDERS

As of December 1, 2005, the shareholders identified below were known by the Corporation to own, in the capacity indicated, 5% or more of the outstanding interests in the Fund:

Name and Address of Shareholder

Name and Address of Shareholder	Type of Ownership	Number of Shares	Percentage of Fund

As of the close of business on December 1, 2005, the officers and Directors of the Corporation as a group beneficially owned less than I % of the outstanding shares of the Corporation.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,

Marc Stern President Old Westbury Funds, Inc.

APPENDIX A

OLD WESTBURY FUNDS, INC.

BESSEMER INVESTMENT MANAGEMENT LLC

SUB-ADVISORY AGREEMENT

Global Small Cap Fund

This SUB-ADVISORY AGREEMENT executed as of January 1, 2006 by and among OLD WESTBURY FUNDS, INC. (hereinafter called “the Fund”), BESSEMER INVESTMENT MANAGEMENT LLC (hereinafter called “the Adviser”), and CHAMPLAIN INVESTMENT PARTNERS, LLC (hereinafter called “the Sub-Adviser”),

W I T N E S S E T H:

WHEREAS, the Adviser is the investment adviser to the Old Westbury Global Small Cap Fund (hereinafter called “the Portfolio” of the Fund, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser and the Sub-Adviser are each registered under the Investment Advisers Act of 1940 (the “Investment Advisers Act”) as investment advisers; and

WHEREAS, the Fund and the Adviser desire to retain the Sub-Adviser to provide portfolio selection and related research and statistical services in connection with the investment advisory services, which the Adviser provides to the Portfolio, for the Portfolio or a designated portion of the assets of the Portfolio (a “Segment”), and the Sub-Adviser desires to furnish such services; and

WHEREAS, the Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Adviser with copies properly certified or authenticated of any amendment or supplement thereto:

(a) Investment Advisory Agreement (the “Advisory Agreement”) with the Fund;

(b) The Fund’s registration statement as filed with the Securities and Exchange Commission;

(c) The Fund’s Articles of Incorporation and By-laws;

(d) The resolutions of the Board of Directors of the Fund approving the engagement of the Sub-Adviser as sub-adviser for the Portfolio and approving the form of this Agreement;

(e) A list of affiliated brokers and underwriters of the Fund for compliance with applicable provisions of the 1940 Act; and

(f) Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services to be provided by the Sub-Adviser.

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

1. Appointment of Sub-Adviser.

Subject to the direction and control of the Board of Directors of the Fund and the Adviser, the Sub-Adviser shall provide the services described in Section 2 below for investment and reinvestment of the securities and other assets of the Portfolio or Segment for the period and on the terms hereinafter set forth. The Sub-Adviser agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized herein, have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

2. Obligations of and Services to be Provided by the Sub-Adviser.

The Sub-Adviser will:

(a) Provide investment advisory services, including but not limited to research, advice and supervision for the Portfolio or Segment.

(b) Implement the approved investment program by placing orders for the purchase and sale of securities without prior consultation with the Adviser and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund’s registration statement, Articles of Incorporation and Bylaws and the requirements of the 1940 Act, as each of the same shall be from time to time in effect; provided however, that copies of all such documents shall have been provided to Sub-Adviser prior to their effectiveness marked to show the proposed changes.

(c) Maintain, as applicable to the Sub-Adviser’s investment advisory services obligations, compliance with the 1940 Act and the regulations adopted by the Securities and Exchange Commission thereunder and the Portfolio or Segment investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information subject to receipt of such additional information as may be required from the Adviser and provided in accordance with Section 14(d) of this Agreement.

(d) Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably request in order to enable it to determine that the investment policies, procedures and approved investment program of the Portfolio or Segment are being observed. The Sub-Adviser will also keep the Board of Directors informed of important developments affecting the Fund, the Portfolio and the Sub-Adviser, and on its own initiative will furnish the Adviser and the Board of Directors from time-to-time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by the Portfolio, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the portfolio maintains investments.

(e) Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of the Portfolio or Segment.

(f) Open accounts with broker-dealers and futures commission merchants (“broker-dealers”), select broker-dealers to effect all transactions for the Portfolio or Segment, place all necessary orders with broker-dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law and the investment objectives of the Portfolio, purchase or sell orders for the Portfolio or Segment may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to other clients. The Sub-Adviser will seek to obtain best execution of transactions for the Portfolio or Segment at prices which are advantageous to the Portfolio or Segment and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to the Portfolio or Segment as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Portfolio or Segment. In the event that the Adviser or the Fund shall direct the selection of broker-dealers for the execution of security transactions for all or a portion of the Portfolio or any Segment managed by the Sub-Adviser, the Adviser and/or the Fund shall instruct the Sub-Adviser in writing with the name(s) of such designated broker(s) (a “directed broker”), which instruction shall not be deemed effective until countersigned by the Sub-Adviser, and the Adviser and/or the Fund specifically agree that the Sub-Adviser shall not be responsible to seek best execution for portfolio transactions placed with such directed broker.

(g) Upon reasonable request, provide assistance and recommendations for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund’s Board of Directors.

(h) Maintain all accounts, books and records with respect to the Portfolio or Segment as are required pursuant to the 1940 Act and Investment Advisers Act, and the rules thereunder, and furnish the Fund and the Adviser with such periodic and special reports as the Fund or Adviser may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Portfolio or Segment are the property of the Fund, agrees to preserve for the periods set forth in Rule 31a-2 under the 1940 Act any records that it maintains for the Portfolio or Segment and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for the Portfolio or Segment upon request by the Fund or the Adviser. The Sub-Adviser has no responsibility for the maintenance of Fund records except insofar as is directly related to the services the Sub-Adviser provides to the Portfolio or Segment.

(i) Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Adviser’s Code of Ethics adopted pursuant to such Rule 17j-1 and Rule 204A-1 under the Investment Advisers Act as the same may be amended from time to time. The Adviser acknowledges receipt of a copy of Sub-Adviser’s current Code of Ethics. Sub-Adviser shall promptly forward to the Adviser a copy of any material amendment to the Sub-Adviser’s Code of Ethics along with certification that the Sub-Adviser has implemented procedures for administering the Sub-Adviser’s Code of Ethics.

(j) From time to time as the Adviser or the Fund may reasonably request, furnish the requesting party reports on portfolio transactions and reports on investments held by the Portfolio or Segment, all in such detail as the Adviser or the Fund may reasonably request. The Sub-Adviser will make available its officers and employees to meet with the Adviser’s Board of Directors at the Adviser’s principal place of business on reasonable notice to review the investments of the Portfolio or Segment.

(k) Upon request by the Adviser, provide such information as may be required for the Fund or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder.

(l) Provide a copy of the Sub-Adviser’s Form ADV and any material amendments thereto contemporaneously with the filing of such documents with the Securities and Exchange Commission or other regulatory agency.

(m) The Adviser and the Fund agree and understand that the Sub-Adviser is not responsible to act for the Portfolio in any legal proceedings, including bankruptcies or class actions, involving securities held or previously held by the Portfolio or Segment or the issuers of such securities; provided that the Sub-Adviser shall advise and consult with the Adviser with respect to any such proceedings of which the Sub-Adviser becomes aware. The Adviser and the Fund agree and understand that the Sub-Adviser is not responsible to vote or give any advice about how to vote proxies for securities held by the Portfolio or Segment.

(n) In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(i) all applicable provisions of the 1940 Act and the Investment Advisers Act, and all rules and regulations adopted thereunder;

(ii) the provisions of the registration statement of the Fund, as it may be amended from time-to-time, under the 1940 Act;

(iii) the provisions of the Articles of Incorporation of the Fund, as they may be amended from time-to-time;

(iv) the provisions of the By-laws of the Fund, as they may be amended from time-to-time, or resolutions of the Board of Directors as may be adopted from time-to-time;

(v) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund or the Portfolio; and

(vi) any other applicable provisions of federal or state law.

(o) As in the case with respect to the Adviser under the Investment Advisory Agreement, any investment activities undertaken by the Sub-Adviser relating to the Portfolio, shall at times be subject to the direction and control of the Fund’s Board of Directors, as well as the Adviser.

3. Compensation.

As full compensation for all services rendered and obligations assumed by the Sub-Adviser hereunder with respect to the Portfolio or Segment, the Adviser shall pay the compensation specified in Appendix A to this Agreement. The Sub-Adviser acknowledges and agrees that the Adviser shall be solely responsible for the fees of the Sub-Adviser for its services hereunder, and the Sub-Adviser shall have no claim against the Fund or the Portfolio with respect to its compensation under this Agreement.

4. Liability of Sub-Adviser.

(a) Neither the Sub-Adviser nor any of its directors, officers, employees, agents or affiliates shall be liable to the Adviser, the Portfolio or its shareholders for any loss suffered by the Adviser or the Portfolio resulting from any error of judgment or mistake of law made in the good faith exercise of the Sub-Adviser’s investment discretion in connection with selecting investments for the Portfolio or Segment or as a result of the failure by the Adviser or any of its affiliates to comply with the terms of this Agreement except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Adviser or any of its directors, officers, employees, agents, or affiliates. Notwithstanding the foregoing, Sub-Adviser shall not be liable for actions taken or non-actions with respect to the performance of services under this Agreement based upon information, instructions or requests given or made to Sub-Adviser by the Adviser or information provided by any of the Portfolio’s custodian, administrator or fund accountant. The Adviser shall be responsible at all times for supervising Sub-Adviser, and this Agreement does not in any way limit the duties and responsibilities that the Adviser has agreed to under the Advisory Agreement and applicable laws.

(b) In no event will the Sub-Adviser have any responsibility for any other portfolio of the Fund, for any portion of the Portfolio not managed by the Sub-Adviser or for the acts or omissions of the Adviser or any other sub-adviser to the Fund or Portfolio. In particular, in the event the Sub-Adviser shall manage only a Segment, the Sub-Adviser shall have no responsibility for the Portfolio’s being in violation of any applicable law or regulation or investment policy or restriction applicable to the Portfolio as a whole or for the Portfolio’s failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment managed by the Sub-Adviser are such that the Segment would not be in such violation or fail to so qualify if the Segment were deemed a separate series of the Fund or a separate “regulated investment company” under the Code. Nothing in this Section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

5. Indemnification by the Sub-Adviser.

The Adviser shall not be responsible for, and the Sub-Adviser shall indemnify and hold the Fund, the Adviser and the Portfolio harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties of the Sub-Adviser hereunder or any of its officers, directors, employees or agents; provided, however, that in no case is the Sub-Adviser’s indemnity in favor of the Adviser, the Fund or the Portfolio deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

6. Indemnification by the Fund and the Adviser.

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser or its affiliates or any of their respective officers, directors, employees or agents (“Sub-Adviser Indemnitees”), the Fund and the Adviser, severally and not jointly, hereby agree to indemnify and hold harmless the Sub-Adviser Indemnitees against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Portfolio or other securities, undertaken by the Portfolio, its officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Portfolio, its officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which the Fund or the Adviser may have and which may not be waived under any applicable federal and state securities laws; provided, however, that in no case is the Fund’s or the Adviser’s indemnity in favor of the Sub-Adviser Indemnitees deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

7. Supplemental Arrangements.

The Sub-Adviser may enter into arrangements with other persons affiliated with the Sub-Adviser or with unaffiliated third parties to better enable the Sub-Adviser to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Adviser, the cost of such arrangements to be borne solely by the Sub-Advisor, subject where required by applicable law, to approval of the Board of Directors of the Fund.

8. Regulation.

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material that any such body may request or require pursuant to applicable laws and regulations.

9. Duration and Termination of This Agreement.

(a) This Agreement shall become effective on the latest of (i) the date of its execution, (ii) the date of its approval by a majority of the Board of Directors of the Fund, including approval by the vote of a majority of the Board of Directors of the Fund who are not interested persons of the Adviser, the Sub-Adviser, or the Fund, cast in person at a meeting called for the purpose of voting on such approval or (iii) if required by the 1940 Act, the date of its approval by a majority of the outstanding voting securities of the Portfolio. It shall continue in effect for an initial term of two years and thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Portfolio and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Adviser, the Sub-Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval.

(b) If the shareholders of the Portfolio fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Adviser will continue to act as Sub-Adviser with respect to the Portfolio or Segment pending the required approval of the Agreement or its continuance or of any contract with the Sub-Adviser or a different manager or sub-adviser or other definitive action; provided, that the compensation received by the Sub-Adviser in respect to the Portfolio or Segment during such period is in compliance with Rule 15a-4 under the 1940 Act.

(c) This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Adviser, or the Adviser or by vote of a majority of the outstanding voting securities of the Portfolio on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 9, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person,” “assignment” and “voting security”) shall be applied.

10. Trade Settlement At Termination.

Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Adviser shall be entitled, without prior notice to the Adviser or the Portfolio, to direct the Custodian to retain and/or realize any assets of the Portfolio as may be required to settle transactions already initiated, and to pay any outstanding liabilities of the Sub-Adviser. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Adviser and the Sub-Adviser.

11. Amendment of this Agreement.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Board of Directors of the Fund who are not interested persons of the Adviser, the Sub-Adviser, or the Fund cast in person at a meeting called for the purpose of voting on such approval. Prior to the execution of any amendment, Adviser shall notify Sub-Adviser if any such approval is required.

12. Services to Other Clients.

The services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others. The Adviser understands, and has advised the Fund’s Board of Directors, that the Sub-Adviser now acts, and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies. The Adviser has no objection to the Sub-Adviser’s acting in such capacities, provided that whenever the purchase or sale of securities or other investments of the same issuer may be deemed by the Sub-Adviser to be suitable for two or more investment companies or accounts managed by the Sub-Adviser, the available securities or investments will be allocated in a manner believed by the Sub-Adviser to be equitable to each of them. It is recognized and acknowledged by the Adviser that in some cases this procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained for or disposed of by the

Portfolio. In addition, the Adviser understands, and has advised the Fund’s Board of Directors, that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

13. Disclosure.

(a) None of the Adviser, the Portfolio or the Sub-Adviser shall disclose information of a confidential nature acquired in connection with this Agreement, except for information that they may be entitled or bound to disclose by law or regulation or which is disclosed to their advisers where reasonably necessary for the performance of their professional services or, in the case of the Sub-Adviser, to persons retained as permitted in accordance with Section 7 above to the extent reasonably necessary for the performance of the Sub-Advisor’s services hereunder and provided such persons are bound by confidentiality obligations at least as stringent as the foregoing. The Sub-Adviser shall also comply with the Fund’s policies with respect to disclosure of portfolio holdings.

(b) Notwithstanding the provisions of 13(a) above, to the extent that any market counterparty with whom the Sub-Adviser deals requires information relating to the Portfolio or Segment (including, but not limited to, the identity of the Adviser or the Portfolio and market value of the Portfolio or Segment), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Portfolio or Segment in accordance with the terms of this Agreement.

14. General Provisions.

(a) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Adviser for this purpose shall be Bessemer Investment Management LLC, 630 Fifth Avenue, New York, New York 10111, Attention: General Counsel, and the address of the Sub-Adviser shall be, Champlain Investment Partners, LLC, 346 Shelburne Road, Burlington, Vermont 05401, Attention: Chief Operating Officer.

(c) The Sub-Adviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

(i) the Sub-Adviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement.

(ii) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio.

(d) The Adviser shall provide (or cause the Portfolio’s custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of the assets of the Portfolio or Segment, cash requirements and cash available for investment in the Portfolio Segment, and all other reasonable information as may be necessary for the Sub-Adviser to perform its duties and responsibilities hereunder.

(e) This Agreement contains the entire understanding and agreement of the parties.

(f) The Sub-Adviser acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Fund or the Portfolio received from the Adviser is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of Regulation S-P, and agrees that such information: (i) shall not be disclosed to any third party for any purpose without the written consent of the Adviser and/or the Fund unless permitted by exceptions set forth in Sections 248.14 or 248.15 of Regulation S-P; and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of Regulation S-P.

(g) The Fund and the Adviser understand and agree that the Sub-Adviser, as part of its duties hereunder, is not responsible for determining whether or not the Portfolio is suitable and an appropriate investment for the clients who invest in such.

(h) During the term of this Agreement, the Fund and the Adviser agree to furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other material prepared for distribution to sales personnel, shareholders of the Portfolio or the public, which refer to the Sub-Adviser or its clients in any way and to consult with the Sub-Adviser regarding such materials to the extent of any references to the Sub-Adviser. Sales literature may be furnished to the Sub-Adviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery, Attention: Chief Operating Officer.

(i) During the term of this Agreement, the Sub-Adviser agrees that all marketing, advertising or promotional material or other client information that makes reference to the Fund, the Portfolio, the Adviser or the services being provided pursuant to this Agreement shall be expressly subject to the prior review and approval by the Adviser. Without limiting the generality of the foregoing, no reference to Old Westbury Funds or the Adviser shall be included in any such marketing, advertising or promotional material or other client information or communication without the Adviser’s express prior written consent.

15. Release.

The names “Old Westbury Funds, Inc.” and “Directors of Old Westbury Funds, Inc.” refer respectively to the Fund created by the Articles of Incorporation and the Directors, as directors but not individually or personally. The obligations of “Old Westbury Funds, Inc.” entered into in the name or on behalf thereof by any of the Directors, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Directors, shareholders, or representatives of the Fund personally, but bind only assets of the Portfolio, and all persons dealing with the Portfolio of the Fund must look solely to the assets of such Portfolio for the enforcement of any claims.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

OLD WESTBURY FUNDS, INC.

By:
Name:
Title:

BESSEMER INVESTMENT MANAGEMENT LLC

By:
Name:
Title:

CHAMPLAIN INVESTMENT PARTNERS, LLC

By:
Name:
Title:

SUB-ADVISORY FEES

The Adviser will pay the Sub-Adviser, as full compensation for all services provided under this Agreement, an annual fee computed at the following annual rates of the Portfolio’s or Segment’s average daily net assets:

[                                                     ]

The Sub-Adviser’s fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly in arrears to the Sub-Adviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate set forth in the schedule above and multiplying this product by the net assets of the Portfolio or Segment, as determined in accordance with the Portfolios’ Prospectus and Statement of Additional Information as of the close of business on the previous business day on which the Portfolio was open for business.

If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

[Shareholder Name]

[Title (if applicable)]

[Address]

[Address]

[Shares Held]

PROXY BALLOT

Old Westbury Funds, Inc.

Special Meeting of Shareholders

December 28, 2005

The undersigned hereby appoints each of Judson La Londe and Deborah Ferris, as proxies, with the power to appoint his or her substitute, and hereby authorizes him or her to represent and to vote, as designated below, all shares of the Old Westbury Global Small Cap Fund (the “ Fund”) held of record by the undersigned on December 1, 2005 or any adjournment thereof.

You are encouraged to specify your choices by marking the appropriate boxes BELOW. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors’ recommendations. Please sign, date and return this card.

This proxy is solicited by the Board of Directors of Old Westbury Funds, Inc. (the “Corporation”). The Board of Directors recommends a vote FOR each proposal.

Please mark your votes as in this example.    ☒

PROPOSAL:

	FOR	AGAINST	ABSTAIN
Proposal 1: To approve a new investment sub-advisory agreement among the Corporation, on behalf of the Fund, Bessemer Investment Management LLC and Champlain Investment Partners, LLC	[ ]	[ ]	[ ]